Exhibit 13
CERTIFICATION
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Telenor ASA, a company incorporated under the laws of Norway (the “Company”), hereby certifies, to such officer’s knowledge, that:
     The Annual Report on Form 20-F for the year ended December 31, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 6, 2006	/s/ Trond Ø. Westlie
	Name:	Trond Ø. Westlie
	Title:	Executive Vice President and Chief Financial Officer

Exhibit 13
CERTIFICATION
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)
     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Telenor ASA, a company incorporated under the laws of Norway (the “Company”), hereby certifies, to such officer’s knowledge, that:
     The Annual Report on Form 20-F for the year ended December 31, 2005 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 6, 2006	/s/ Jon Fredrik Baksaas
	Name:	Jon Fredrik Baksaas
	Title:	President and Chief Executive Officer